Newcourt Equipment Trust 1999-1
General Composition
at June 30, 2002

                                            Weighted             Weighted              Average
                        Current             Average              Average              Required
 Number                Required             Original            Remaining              Payoff
   of                   Payoff               Term                 Term                 Amount
Contracts               Amount              (Range)              (Range)               (Range)
---------               ------              -------              -------               -------
 21,269              $362,764,666         68.8 months          26.9 months             $17,056
                                       (9 to 172 months)     (0 to 87 months)     ($0 to $6,005,784)


Type of Contract
at June 30, 2002

                                                       % of
                                                       Total                          % of
                                         Number        Number         Required       Required
                                           of            of            Payoff         Payoff
Type of Contract                        Contracts     Contracts        Amount         Amount
----------------                        ---------     ---------        ------         ------
True Leases                               10,211        48.01%      $118,210,247       32.59%
Finance Leases                             7,780        36.58        114,580,495       31.59
Loans/Conditional Sales                    3,183        14.97        102,318,730       28.21
Installment Payment Agreements                95         0.45         27,655,194        7.62
                                          ------       ------       ------------      ------
   Total                                  21,269       100.00%      $362,764,666      100.00%
                                          ======       ======       ============      ======

Newcourt Equipment Trust 1999-1
Geographical Distribution
(Based on obligor billing address)
at June 30, 2002

                                                       % of
                                                       Total                          % of
                                         Number        Number         Required       Required
                                           of            of            Payoff         Payoff
State                                   Contracts     Contracts        Amount         Amount
-----                                   ---------     ---------        ------         ------
Alabama                                      226         1.06%      $  3,820,612        1.05%
Alaska                                        29         0.14          1,058,412        0.29
Arizona                                      263         1.24          6,281,135        1.73
Arkansas                                     172         0.81          2,570,149        0.71
California                                 2,677        12.59         49,902,403       13.76
Colorado                                     295         1.39          3,505,197        0.97
Connecticut                                  312         1.47          5,130,118        1.41
Delaware                                      69         0.32            861,904        0.24
District of Columbia                         164         0.77          1,369,424        0.38
Florida                                    1,259         5.92         23,440,992        6.46
Georgia                                      766         3.60         10,471,617        2.89
Hawaii                                        25         0.12          1,383,210        0.38
Idaho                                         98         0.46            821,698        0.23
Illinois                                     818         3.85         21,145,261        5.83
Indiana                                      306         1.44          4,389,112        1.21
Iowa                                          69         0.32          1,613,113        0.44
Kansas                                       116         0.55          2,301,700        0.63
Kentucky                                     233         1.10          3,556,227        0.98
Louisiana                                    113         0.53          2,238,266        0.62
Maine                                        104         0.49          5,016,184        1.38
Maryland                                     435         2.05         10,419,759        2.87
Massachusetts                                811         3.81         12,832,526        3.54
Michigan                                     914         4.30         10,446,428        2.88
Minnesota                                    266         1.25          7,215,029        1.99
Mississippi                                  129         0.61          2,053,022        0.57
Missouri                                     200         0.94          5,502,044        1.52
Montana                                       24         0.11            269,365        0.07
Nebraska                                      79         0.37          3,591,755        0.99
Nevada                                       157         0.74          1,969,094        0.54
New Hampshire                                134         0.63          1,609,283        0.44
New Jersey                                 1,595         7.50         26,463,833        7.30
New Mexico                                   122         0.57          2,193,363        0.60
New York                                   2,252        10.59         36,038,082        9.93
North Carolina                               449         2.11          5,751,596        1.59
North Dakota                                  18         0.08            385,949        0.11
Ohio                                         649         3.05          9,204,147        2.54
Oklahoma                                     136         0.64          2,233,215        0.62
Oregon                                       234         1.10          5,898,132        1.63
Pennsylvania                               1,181         5.55         11,530,307        3.18
Puerto Rico                                    1         0.00            148,613        0.04
Rhode Island                                 166         0.78          1,766,659        0.49
South Carolina                               218         1.02          2,483,770        0.68
South Dakota                                  40         0.19            342,158        0.09
Tennessee                                    275         1.29          4,747,634        1.31
Texas                                      1,208         5.68         15,058,431        4.15
Utah                                         240         1.13          3,539,949        0.98
Vermont                                       82         0.39          1,567,020        0.43
Virginia                                     456         2.14         13,797,939        3.80
Washington                                   302         1.42          7,024,689        1.94
West Virginia                                106         0.50          1,458,173        0.40
Wisconsin                                    234         1.10          3,828,552        1.06
Wyoming                                       42         0.20            517,418        0.14
                                          ------       ------       ------------      ------
   Total                                  21,269       100.00%      $362,764,666      100.00%
                                          ======       ======       ============      ======

Newcourt Equipment Trust 1999-1
Payment Status
at June 30, 2002

                                                       % of
                                                       Total                          % of
                                         Number        Number         Required       Required
                                           of            of            Payoff         Payoff
Days Delinquent                         Contracts     Contracts        Amount         Amount
---------------                         ---------     ---------        ------         ------
Current, including 1 to 30 day
   delinquent contracts                   19,120        89.90%      $335,194,109       92.40%
31-60 days delinquent                        954         4.49         12,904,856        3.56
61-90 days delinquent                        479         2.25          6,496,849        1.79
91-120 days delinquent                       300         1.41          3,378,909        0.93
Over 120 days delinquent                     416         1.96          4,789,943        1.32
                                          ------       ------       ------------      ------
   Total                                  21,269       100.00%      $362,764,666      100.00%
                                          ======       ======       ============      ======


Equipment Type
at June 30, 2002

                                                       % of
                                                       Total                          % of
                                         Number        Number         Required       Required
                                           of            of            Payoff         Payoff
Type of Equipment                       Contracts     Contracts        Amount         Amount
-----------------                       ---------     ---------        ------         ------
Telecommunications                        11,640        54.73%      $131,075,814       36.13%
Medical                                      522         2.45         54,091,024       14.91
Transportation                             1,642         7.72         45,272,902       12.48
Manufacturing                              1,591         7.48         34,643,048        9.55
Computer Software                            144         0.68         28,682,098        7.91
Construction                               1,053         4.95         19,664,071        5.42
Printing                                     117         0.55         12,382,914        3.41
Automotive Diagnostic Equipment            1,735         8.16         12,048,245        3.32
Other(1)                                   1,031         4.85          9,392,904        2.59
Computer                                   1,083         5.09          6,290,015        1.73
Office Equipment                             524         2.46          3,673,660        1.01
Resources                                    115         0.54          3,445,480        0.95
Commercial Retail Fixtures                    40         0.19          1,810,999        0.50
Industrial                                    32         0.15            291,492        0.08
                                          ------       ------       ------------      ------
    Total                                 21,269       100.00%      $362,764,666      100.00%
                                          ======       ======       ============      ======

(1) Includes $630,610 as the largest and $9,110 as the average Required Payoff Amount

Newcourt Equipment Trust 1999-1
Required Payoff Amount
at June 30, 2002

                                                       % of
                                                       Total                          % of
                                         Number        Number         Required       Required
                                           of            of            Payoff         Payoff
Required Payoff Amount                  Contracts     Contracts        Amount         Amount
----------------------                  ---------     ---------        ------         ------
$0 - 5,000.00                             11,783        55.40%      $ 23,308,830        6.43%
$5,000.01 - 25,000.00                      6,685        31.43         76,113,398       20.98
$25,000.01 - 50,000.00                     1,681         7.90         58,762,108       16.20
$50,000.01 - 100,000.00                      642         3.02         43,514,189       12.00
$100,000.01 - 500,000.00                     409         1.92         81,895,300       22.58
$500,000.01 - 1,000,000.00                    49         0.23         32,201,053        8.88
$1,000,000.01 - 2,000,000.00                  11         0.05         13,580,607        3.74
$2,000,000.01 - 3,000,000.00                   5         0.02         12,365,708        3.41
$3,000,000.01 - 4,000,000.00                   1         0.00          3,705,912        1.02
$4,000,000.01 - 5,000,000.00                   -            -                  -           -
Over $5,000,000(1)                             3         0.01         17,317,562        4.77
                                          ------       ------       ------------      ------
      Total                               21,269       100.00%      $362,764,666      100.00%
                                          ======       ======       ============      ======

(1) The largest single Required Payoff Amount being $6,005,784


Remaining Term
at June 30, 2002

                                                       % of
                                                       Total                          % of
                                         Number        Number         Required       Required
                                           of            of            Payoff         Payoff
Remaining Terms of Contracts            Contracts     Contracts        Amount         Amount
----------------------------            ---------     ---------        ------         ------
         (months)
  0-12                                     5,647       26.55%       $ 51,627,009       14.23%
 13-24                                    14,786       69.52         203,375,547       56.06
 25-36                                       522        2.45          38,837,708       10.71
 37-48                                       206        0.97          29,640,824        8.17
 49-60                                        16        0.08           1,807,672        0.50
 61-72                                        12        0.06           3,149,176        0.87
 73-84                                        79        0.37          34,074,558        9.39
 85-96                                         1        0.00             252,173        0.07
                                          ------      ------        ------------      ------
   Total                                  21,269      100.00%       $362,764,666      100.00%
                                          ======      ======        ============      ======

Newcourt Equipment Trust 1999-1
Types of Obligor
at June 30, 2002

                                                       % of
                                                       Total                          % of
                                         Number        Number         Required       Required
                                           of            of            Payoff         Payoff
Type of Obligor                         Contracts     Contracts        Amount         Amount
---------------                         ---------     ---------        ------         ------
Manufacturing                              3,937        18.51%      $ 98,097,421       27.04%
Service Organizations(1)                   8,060        37.90         68,911,041       19.00
Professional(2)                            1,586         7.46         55,635,673       15.34
Retail & Wholesale                         2,813        13.23         34,884,669        9.62
Transportation                             1,168         5.49         31,518,027        8.69
Financial Services                         1,232         5.79         28,025,836        7.73
Construction                                 781         3.67         10,325,769        2.85
Machine Tools                                205         0.96         10,108,156        2.79
Medical                                      403         1.89          8,562,829        2.36
Other(3)                                     864         4.06          8,198,484        2.26
Resources                                    148         0.70          3,978,591        1.10
Government                                    38         0.18          2,885,009        0.80
Print Center                                  34         0.16          1,633,161        0.45
                                          ------       ------       ------------      ------
      Total                               21,269       100.00%      $362,764,666      100.00%
                                          ======       ======       ============      ======

(1) Primarily Business Services (25%); Automotive Repair Services (19%); General Services (9%); Engineering, Accounting and Research (9%); Hotels (7.0%); and Membership Organizations (7%)

(2)  Primarily Healthcare Professionals (94%)

(3) Includes $630,610 as the largest required payoff amount belonging to a single obligor


Obligor Concentration

                                                                                       % of
                                         Number                      Required        Required
Obligors (including contracts              of                         Payoff          Payoff
   securing vendor loans)               Contracts                     Amount          Amount
-----------------------------           ---------                     ------          ------
Top 5                                     257                       $34,682,035        9.56%

The industries in which the top 5 obligors conduct business are Retail and Wholesale, Printing and Service Organizations.